NYSE:TC TSX:TCM First Quarter 2015 Investor Conference Call May 7, 2015 NYSE:TC TSX:TCM

2 Webcast Information Webcast: This Webcast can be accessed on the Thompson Creek Metals Company website under the Events Section: www.thompsoncreekmetals.com Q&A Instructions: If you would like to ask a question, please press star 1 on your telephone keypad. If you’re using a speakerphone, please make sure your mute function is turned off to allow your signal to reach the operator.

3 Cautionary Statement This document contains ''forward-looking statements'' within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and applicable Canadian securities legislation. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "future," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Our forward-looking statements include, without limitation, statements with respect to: future financial or operating performance of the Company or its subsidiaries and its projects; access to existing or future financing arrangements and ability to refinance or reduce debt on favorable terms or at all; future inventory, production, sales, payments from customers, cash costs, capital expenditures and exploration expenditures; future earnings and operating results; expected concentrate and recovery grades; estimates of mineral reserves and resources, including estimated mine life and annual production; statements as to the projected ramp-up of Mt. Milligan and other projects, including expected achievement of design capacities and the effects of secondary crushing; future operating plans and goals, including timing of installation of secondary crushing capacity; and future molybdenum, copper, gold and silver prices. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the section entitled "Risk Factors" in Thompson Creek's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors, currently unknown to us or deemed immaterial at the present time that could cause results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

4 Management in Attendance Jacques Perron President, Chief Executive Officer and Director Pam Saxton Executive Vice President and Chief Financial Officer Mark Wilson Executive Vice President and Chief Commercial Officer

5 Jacques Perron President, Chief Executive Officer and Director Overview

6 Improving Safety Performance Company All Incident Recordable Rate (AIRR)1 5.94 5.03 2.60 2.25 1.40 2.48 2.46 0.43 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 2008 2009 2010 2011 2012 2013 2014 2015 YTD 1 Includes Lost Time and Reportable Incidents. Mining Association British Columbia AIRR Average Surfaces Metals Mining U.S. AIRR Average Compared to Q114 AIRR of 4.35

7 Q115 Overview Completed four copper and gold concentrate shipments and recorded three sales Copper and gold Copper sales - $32 million Gold sales - $36 million Total copper and gold sales $68 million, 55% of total revenue Molybdenum Business Molybdenum sales - $43 million Tolling, calcining and other - $12 million Total molybdenum sales - $55 million, 45% of total revenue Mount Milligan ramp-up Throughput and production impacted by operational and mechanical issues Solutions implemented and ongoing with improving results

8 Transitioning into a Mid-Tier Cu and Au Producer Thompson Creek is transitioning from a primary molybdenum producer to a mid- tier copper and gold producer Production 2014 Actual 2015 Estimate1 Copper (million lbs) 64.5 70 – 90 Gold (000’s oz) 178 200 – 220 Molybdenum (million lbs) 26.3 0 1 Per updated guidance issued May 6, 2015.

9 Mount Milligan is a Low Cost Copper Producer 2015E Cu Production (million lbs) 2015E By-Product Cash Costs (US$/lb) Mount Milligan compares favorably to its peers with the lowest estimated by-product cash costs Source: Company filings, Wood Mackenzie Note: Production and cash cost estimates as per company guidance, with the exception of Huckleberry and Gibraltar cash costs sourced from Wood Mackenzie. $0.70 - $0.90 $1.94 $2.00 $2.00 - $2.10 $2.11 $3.10 - $3.20 70 - 90 130 - 140 80 130 44 29 Mount Milligan Gibraltar Copper Mountain Pinto Valley Huckleberry Minto

10 Strengthening the Balance Sheet is a Top Priority Over past nine quarters, reduced debt by approximately $90 million, or ≈10% Considering strategies to address debt, including additional bond repurchases, refinancing, bank debt, etc. $1,028 $1,028 $1,018 $1,013 $1,004 $984 $977 $945 $939 $900 $920 $940 $960 $980 $1,000 $1,020 $1,040 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 [US$ in millions]

11 Maintaining Optionality of Molybdenum Business Shifting Langeloth from integrated service facility for Thompson Creek and Endako mines to a cash flow generating business Transforming Langeloth into one of the largest independent molybdenum conversion plants in the world Molybdenum business expected to contribute $25 - $27 million of cash flow in 20151 1 If Endako Mine is placed on care and maintenance, the Company’s share of expected severance costs of up to approximately $10 to $12 million would be incurred.

12 Pam Saxton Executive Vice President and Chief Financial Officer Financial Review

13 Selected Quarterly Financial Results 161 168 123 13 (98) 5 39 31 27 [US$ in millions] Revenue Operating Income (Loss) 1 Excludes foreign exchange losses. Q114 Q414 Q115 Non-GAAP EBITDA 1

14 Selected Quarterly Financial Results (39) (136) (87) 4 (10) (14) 16 35 (5) [US$ in millions] Net Income (Loss) Adjusted Net Income (Loss) Operating Cash Flow (Used) 1 Please refer to Appendix for non-GAAP reconciliation. Q114 Q414 Q115 1

15 Q114 Q115 Cash (used) Flow from Operations 16.2 (5.3) Cash (used) in Investing Activities (37.5) (6.8) Cash (used) in Financing Activities (9.0) (14.3) Effect of Exchange Rate Changes on Cash (0.9) (1.0) Increase (Decrease) in Cash and Cash Equivalents (31.2) (27.4) Cash and Cash Equivalents, beginning of period 233.9 265.6 Cash and Cash Equivalents, end of period 202.7 238.2 Summary of Statement of Cash Flows [US$ in millions]

Updated 2015 Production and Unit Cost Guidance

ThompsonCreek METALS COMPANY INC.

	Year-Ended 12/31/15 (Estimate) (Updated)	Year-Ended 12/31/15 (Estimate) (Previous)
Mount Milligan Copper and Gold		
Concentrate production (000's dry tonnes)	140 – 160	170 – 190
Copper payable production (millions lb)	70 – 90	90 – 100
Gold payable production (000's oz)	200 – 220	220 – 240
Unit cash cost – By-product (US$/payable lb copper production) [1,2]	$0.70 – $0.90	$0.60 – $0.85
Molybdenum Business – Cash Inflow (outflow) (US$ in millions) [2,3]		
Ongoing molybdenum operations – Langeloth	$10 – $15	$10 – $15
Suspended molybdenum operations:		
Thompson Creek Mine		
Care and maintenance	($6 – $8)	($6 – $8)
Phase 8 stripping	($8 – $10)	($8 – $10)
Sale of inventory	$25 – $28	$25 – $28
Endako Mine (75% share) [4]		
Temporary suspension	($5 – $8)	($5 – $8)
Sale of inventory	$9 – $10	$9 – $10
Total Cash Flow from Molybdenum Operations	$25 – $27	$25 – $27

1 Copper by-product unit cash cost is calculated using payable copper production and deducts a gold by-product credit, which is determined based on expected revenue from payable gold production assuming a gold price of approximately $800 per ounce, which takes into account the contractual price of $435 per ounce under the Gold Stream Arrangement.

2 Estimates for cash costs, molybdenum cash inflow (outflow) and cash capital expenditures assume a foreign exchange rate of US$1.00 = C1.22.

3 Cash inflow (outflow) excludes capital expenditures.

4 If Endako Mine is placed on care and maintenance, the Company's share of expected severance costs would be up to approximately $10 to $12 million.

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17 2015 Capital Expenditure Guidance Year-Ended December 31, 2015 (Estimate)1 Capital Expenditures (US$ in millions) 2,3 Mount Milligan operations $22 +/- 10% Mount Milligan tailings dam $24 +/- 10% Mount Milligan secondary crusher engineering $15 +/- 10% Langeloth and other $7 +/- 10% Total Cash Capital Expenditures $68 +/- 10% 1 Capital expenditure guidance is reaffirmed from guidance issued in February 2015. 2 Estimates for cash capital expenditures assume a foreign exchange rate of US$1.00 = C$1.22 3 Excludes cash capital expenditures related to 2014 accruals paid in 2015.

18 2015 Updated EBITDA Estimates at Various Copper Prices Average Estimated EBITDA1, 2 (US$ in millions) ($1,200/oz Gold and $9/lb Molybdenum Oxide) $0 $20 $40 $60 $80 $100 $120 $140 $160 Cu $2.50/lb Cu $2.80/lb Cu $3.00/lb 1 EBITDA estimates were assumed to be at the mid-point of guidance, utilizing foreign exchange rate of US$1.00 = C$1.22, and assumes all production for 2015 is sold. EBITDA estimates include approximately $40 million of 2014 inventory expenses related to molybdenum inventory sold in 2015, which is net of third party molybdenum purchases and sales. EBITDA equals operating income excluding the deferred revenue from the Gold Stream Arrangement, depreciation, depletion and amortization, accretion expense and any asset impairments. Does not include any additional severance costs for Endako Mine. 2 EBITDA estimates in (1) above, were updated utilizing a foreign exchange rate of US$1.00 = C$1.22. $110 $135 $150 Exchange Rate US$1.00 = C$1.22

19 EBITDA Sensitivities 2015 Estimate US$ in millions, Except % Pricing Sensitivity Copper (Cu): + / - $0.10/lb $6 Gold (Au): + / - $50/oz $4 FX Sensitivity CAD denominated operating costs at Mount Milligan 90% Per $0.01 + / - C$ to US$ $1.0 Diesel Per $0.10 + / - diesel prices per liter $0.4

20 Hedging1 Quantity Sell Price Buy Price Maturities Through Forward Copper Sales (lb) (as of March 31,2015) 1,102,310 $3.05 TBD Apr 2015 – May 2015 Forward Copper Sales (lb) (April 30, 2015) 9,920,790 $2.86 TBD May 2015 – Aug 2015 Quantity Put Price Call Price Maturities Through Gold Collars (oz) 21,500 $1,150- $1,200 $1,237 - $1,360 Apr 2015 – Dec 2015 Copper Collars (lb) 19,842,400 $2.00 $2.99 Apr 2015 – Dec 2015 1 Information is as of May 6, 2015.

21 Mark Wilson Executive Vice President and Chief Commercial Officer Sales Summary

22 Copper (Cu) and Gold (Au) Sales 1 Please refer to Appendix for non-GAAP reconciliation. 10.8 15.5 14.8 Q114 Q414 Q115 Cu Sales (millions lbs) Average Realized Sales Price1 (US$/lb) Q114 Q414 Q115 36,750 Au Sales (000’s oz) Average Realized Sales Price1 (US$/oz) 38,910 23,874 30 38 32 Q114 Q414 Q115 24 39 36 Q114 Q414 Q115 $1,025 $1,003 $986 Q114 Q414 Q115 Cu Revenue (millions US$) Au Revenue (millions US$) $3.01 $2.75 $2.47 Q114 Q414 Q115

23 Molybdenum Sales by Selected Quarters Total Sales Tolling, Calcining and Other 103 88 43 9.8 8.1 4.3 Avg Realized Mo Price/Lb. Q114 Q414 $10.79 $10.00 Q115 4 3 12 Q114 Q414 Q115 Mo Sales Volumes [US$ in millions] [millions of pounds] $10.45

24 Operations Review and Closing Remarks Jacques Perron President, Chief Executive Officer and Director

25 Operating Statistics Selected Quarters Copper (Cu) 1 Please refer to Appendix for non-GAAP reconciliation. 14.2 18.0 15.4 10.8 15.5 14.8 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 20.0 Q114 Q414 Q115 Cu-Payable Production (millions lbs) Cu-Sales (millions lbs) $2.48 $1.16 $1.12 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 Q114 Q414 Q115 Cu-Cash cost ($/payable lb produced) By-Product 1 Q114 Q414 Q115 Cu Ore Grade 0.29% 0.27% 0.26% Cu Recovery 79.2% 79.0% 79.3%

26 Operating Statistics Selected Quarters Gold (Au) 1 Please refer to Appendix for non-GAAP reconciliation. 39,243 40,967 46,119 23,874 38,910 36,750 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 Q114 Q414 Q115 Au-Payable Production (oz) Au-Sales (oz) $606 $506 $498 $0 $100 $200 $300 $400 $500 $600 $700 Q114 Q414 Q115 Au-Cash cost ($/payable oz produced) Co-Product 1 Q114 Q414 Q115 Au Ore Grade (g/tonne) 0.72 0.54 0.63 Au Recovery 59.0% 60.8% 66.7%

27 Mount Milligan Ramp-up 33,279 38,970 40,445 43,781 39,569 0 10,000 20,000 30,000 40,000 50,000 60,000 Q114 Q214 Q314 Q414 Q115 Mill Throughput Design 60,000 tpd 1,821 1,959 1,958 2,002 1,890 0 500 1,000 1,500 2,000 2,500 Q114 Q214 Q314 Q414 Q115 84.3% 89.4% 88.7% 91.1% 87.3% 80% 82% 84% 86% 88% 90% 92% Q114 Q214 Q314 Q414 Q115 Hourly Throughput Design 2,715 tpoh Mill Availability Design 92% 79.2% 80.4% 83.1% 79.0% 79.3% 55% 60% 65% 70% 75% 80% 85% Q114 Q214 Q314 Q414 Q115 59.0% 65.1% 66.6% 60.8% 66.7% 55% 57% 59% 61% 63% 65% 67% 69% Q114 Q214 Q314 Q414 Q115 Copper Recovery Design 84% Gold Recovery Design 71%

28 Key Messages Ended the first quarter with a strong cash position of $238 million Due to first quarter results at Mount Milligan, we have updated our 2015 copper and gold production and cost guidance Solutions underway to address the challenges experienced at Mount Milligan during the first quarter With recent improvements in the mill and the utilization of the temporary secondary crushing circuit, we expect to positively impact throughput and recoveries to steadily improve production at Mount Milligan over the course of the remainder of the year

29 Business Strategy Conduct our operations safely and in an environmentally responsible manner Achieve design recoveries and mill throughput at Mount Milligan Mine, while containing costs Transition Langeloth into one of the largest independent molybdenum conversion plants in the world, which is expected to contribute to positive cash flow from our molybdenum business in 2015 Maintain the optionality of our molybdenum business Improve our balance sheet and our competitive position in the industry Plan for strategic growth

30 NYSE:TC TSX:TCM Thompson Creek Metals Company www.thompsoncreekmetals.com Pamela Solly Director, Investor Relations and Corporate Responsibility Phone (303) 762-3526 Email psolly@tcrk.com

31 Appendix

32 Non-GAAP EBITDA Reconciliation (1) Certain prior year reclassifications were made to DD&A to conform with current year presentation. (US$ in millions) Q114 Q414 Q115 Net income (loss) (39.1) (135.6) (87.2) (Interest income)/expense 23.5 22.7 22.5 Tax expense (benefit) (15.0) (16.4) (16.7) DD&A 1 22.6 21.6 20.0 Accretion 0.9 0.9 0.6 Asset impairments - 104.8 - (Gain) loss on foreign exchange 46.5 35.3 88.2 Non-GAAP EBITDA 39.4 31.3 27.1

33 Non-GAAP Reconciliation Adjusted Net Income (Loss) (US$ in millions, except shares and per share amounts) (1) The asset impairment for Endako Mine and TC Mine in 2014 did not have a net tax impact due to offsetting valuation allowance movement; therefore, the non-GAAP adjusted net income (loss) presentation excluded this tax effect. (2) Included a foreign exchange loss of $1.6 million; foreign exchange gains $0.5 million and $0.6 million; a foreign exchange loss of $0.4 million; and a foreign exchange gain of $0.4 million; presented in income and mining tax expense (benefit) in the Condensed Consolidated Statements of Operations for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively. Three Months Ended, Mar 31 2015 Dec 31 2014 Mar 31 2014 Net income (loss) $ (87.2) $ (135.6) $ (39.1) Add (Deduct): Asset impairments — 104.8 — Tax benefit of asset impairments (1) — (7.0) — (Gain) loss on foreign exchange (2) 89.8 34.8 46.1 Tax expense (benefit) on foreign exchange (gain) loss (16.8) (7.0) (2.7) Non-GAAP adjusted net income (loss) $ (14.2) $ (10.0) $ 4.3 Net income (loss) per share Basic $ (0.41) $ (0.63) $ (0.23) Diluted $ (0.41) $ (0.63) $ (0.23) Adjusted net income (loss) per share Basic $ (0.07) $ (0.05) $ 0.03 Diluted $ (0.07) $ (0.05) $ 0.02 Weighted-average shares Basic 214.4 214.1 171.6 Diluted 214.4 214.1 216.4

34 Non-GAAP Reconciliation Copper-Gold Operations Non-GAAP Cash Cost (US$ in millions) Non-GAAP Cash Cost (1) Mining, milling and on-site general and administration costs. Mining includes all stripping costs but excludes costs capitalized related to the construction of the tailings dam. Stripping costs that provide access to mineral reserves that will be produced in future periods are expensed as incurred under US GAAP. (2) Silver sales are reflected as a credit to operating costs. Three Months Ended Mar 31 2015 Dec 31 2014 Mar 31 2014 Direct mining costs (1) $ 37.4 $ 45.2 $ 49.6 Truck and rail transportation and warehousing costs 4.4 3.3 1.6 Costs reflected in inventory and operations costs $ 41.8 $ 48.5 $ 51.2 Refining and treatment costs 4.5 4.6 2.8 Ocean freight and insurance costs 2.0 1.5 2.0 Direct costs reflected in revenue and selling and marketing costs $ 6.5 $ 6.1 $ 4.8 Non-GAAP cash costs $ 48.3 $ 54.6 $ 56.0 Reconciliation to amounts reported (US$ in millions) Direct costs $ (6.5) $ (6.1) $ (4.8) Changes in inventory (7.0) (6.2) (8.0) Silver by-product credits (2) (1.2) (0.9) (0.7) Non cash costs and other 0.2 — 0.3 Copper-Gold segment US GAAP operating expenses $ 33.8 $ 41.4 $ 42.8

35 By-Product (US$ in millions, except pounds and per pound amounts) Non-GAAP Reconciliation Copper-Gold Operations By-Product Unit Cost Per Pound Produced (1) Excluded refining and treatment charges. (2) Silver sales are reflected as a credit to operating costs. Three Months Ended Mar 31 2015 Dec 31 2014 Mar 31 2014 Copper payable production (000's lbs) 15,405 18,024 14,243 Non-GAAP cash cost $ 48.3 $ 54.6 $ 56.0 Gold sales (1) $ 36.2 $ 39.0 $ 24.5 Less: gold sales related to deferred portion of Gold Stream Arrangement (6.4) (6.3) (4.4) Net gold by-product credits $ 29.8 $ 32.7 $ 20.1 Silver by-product credits (2) 1.2 0.9 0.7 Total by-product credits $ 31.0 $ 33.6 $ 20.8 Non-GAAP cash cost net of by-product credits $ 17.3 $ 21.0 $ 35.2 Non-GAAP unit cash cost $ 1.12 $ 1.16 $ 2.48

36 Co- Product (US$ in millions, except pounds, ounces and per unit amounts) Non-GAAP Reconciliation Copper-Gold Operations Co-Product Costs (1) Gold has been converted from payable ounces to thousands of copper equivalent pounds by using the gold production for the periods presented, using a gold price of $806, $829, $840, $842 and $845 per ounce for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively, (adjusted for the Royal Gold price of $435 per ounce) and a copper price of $2.64, $3.10, $3.17, $3.08 and $3.19 per pound for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively. Three Months Ended Mar 31 2015 Dec 31 2014 Mar 31 2014 Copper payable production (000’s lbs) 15,405 18,024 14,243 Gold payable production in Cu eq. (000’s lbs) (1) 14,082 10,954 10,377 Payable production (000’s lbs) 29,487 28,978 24,620 Non-GAAP cash cost allocated to Copper $ 25.2 $ 34.0 $ 32.5 Non-GAAP unit cash cost $ 1.64 $ 1.88 $ 2.27 Non-GAAP cash cost allocated to Gold $ 23.1 $ 20.6 $ 23.5 Gold payable production (ounces) 46,119 40,967 39,243 Non-GAAP unit cash cost $ 498 $ 506 $ 606

Non-GAAP Reconciliation
Copper-Gold Operations Average Realized Sales Prices

ThompsonCreek METALS COMPANY INC.

Average Realized Sales Prices for Copper and Gold

(US$ in millions, except pounds, ounces and per unit amounts)

	Three Months Ended		
Average realized sales price for Copper	Mar 31 2015	Dec 31 2014	Mar 31 2014
Payable pounds of copper sold (000's lb)	14,791	15,478	10,793
Copper sales, net	$ 32.2	$ 38.2	$ 29.8
Refining and treatment costs	4.3	4.4	2.7
Copper sales, gross	$ 36.5	$ 42.6	$ 32.5
Average realized sales price per payable pound sold (1)	$ 2.47	$ 2.75	$ 3.01
Average realized sales price for Gold			
Payable ounces of gold sold under Gold Stream Arrangement	19,154	20,217	12,375
TCM share of payable ounces of gold sold to MTM Customers	17,596	18,692	11,499
Payable ounces of Gold sold	36,750	38,909	23,874
Gold sales related to cash portion of Gold Stream Arrangement	$ 8.3	$ 8.8	$ 5.4
Gold sales related to deferred portion of Gold Stream Arrangement	6.4	6.3	4.4
Gold sales under Gold Stream Arrangement	14.7	15.1	9.8
TCM share of gold sales to MTM Customers	21.3	23.7	14.6
Gold sales, net	36.0	38.8	24.4
Refining and treatment charges	0.2	0.2	0.1
Gold sales, gross	$ 36.2	$ 39.0	$ 24.5
Average realized sales price related to cash portion of Gold Stream Arrangement	$ 435	$ 435	$ 435
Average realized sales price related to deferred portion of Gold Stream Arrangement	$ 334	$ 312	$ 359
Average realized sales price per payable ounce sold under Gold Stream Arrangement	$ 769	$ 747	$ 794
Average realized sales price per payable ounce sold for TCM share (1)	$ 1,220	$ 1,279	$ 1,234
Average realized sales price per payable ounce sold (1)	$ 985	$ 1,002	$ 1,025

(1) The average realized sales price per payable pound of copper sold and payable ounces of gold sold is impacted by any final volume and pricing adjustments and mark-to-market adjustments for shipments made in prior periods.

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